1290 FUNDS®
1290 Retirement 2060 Fund

SUPPLEMENT DATED OCTOBER 27, 2023 TO THE SUMMARY PROSPECTUS AND PROSPECTUS DATED MARCH 1, 2023, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus and Prospectus of 1290 Funds (“Trust”) dated March 1, 2023, as supplemented, regarding the 1290 Retirement 2060 Fund (“Fund”). You should read this Supplement in conjunction with the Fund’s Summary Prospectus and Prospectus and retain it for future reference. You can find the Fund’s Summary Prospectus, Prospectus, Statement of Additional Information (“SAI”), reports to shareholders and other information about the Fund online at www.1290Funds.com/literature.php. You can also get this information at no cost by calling 1‑888‑310‑0416 or by sending an e‑mail request to 1290Funds@dfinsolutions.com.

Updated Information Regarding Changes to the 1290 Retirement 2060 Fund

Information regarding proposed changes to the Fund was previously provided in a Supplement dated July 19, 2023. The purpose of this Supplement is to provide you with updated information regarding the changes to the Fund, effective on or about November 29, 2023.

At a special meeting of shareholders of the Fund held on October 23, 2023, shareholders approved the following: (1) a new Investment Sub‑Advisory Agreement between Equitable Investment Management, LLC (“EIM” or the “Adviser”) and American Century Investment Management, Inc. (“American Century”) with respect to the Fund; and (2) a change in the Fund’s classification from “diversified” to “non‑diversified” under the Investment Company Act of 1940, as amended.1 The new Investment Sub‑Advisory Agreement, the appointment of American Century as the investment sub‑adviser to the Fund, the change in the Fund’s classification, and the following additional changes with respect to the Fund, all as previously described in the Supplement dated July 19, 2023, and as set forth in detail below in this Supplement, will become effective on or about November 29, 2023: (1) a change in the Fund’s name to “1290 Avantis® U.S. Large Cap Growth Fund”; (2) changes to the Fund’s investment objective and principal investment strategy, including the adoption of a new non‑fundamental 80% policy; and (3) a change in the Fund’s benchmark.

Under these changes, the Fund will change from a fund‑of‑funds advised by EIM that invests in Underlying ETFs that, in turn, invest in domestic and international equity securities and fixed income investments, to a sub‑advised fund that invests directly in U.S. equity securities. American Century, as the Fund’s investment sub‑adviser and acting through its division Avantis Investors®, will invest primarily in common stocks issued by large capitalization U.S. growth companies across a range of market sectors and industry groups.

In connection with these changes, the Fund will experience a transition period during which substantially all of the securities held in the Fund will be sold and the Fund’s securities holdings repositioned. The Fund may not pursue its investment objective and principal investment strategy during the transition period and may incur increased brokerage commissions and other transaction costs in connection with the repositioning of its securities holdings. The repositioning of the Fund’s securities holdings may result in higher taxes when Fund shares are held in a taxable account. Investors should consult with their own tax advisor concerning their particular tax situation.

It is also anticipated that Class A shares of the Fund will commence operations effective on or about November 29, 2023.

The following changes to the Summary Prospectus and Prospectus are effective on or about November 29, 2023:

The name of the Fund is changed to “1290 Avantis® U.S. Large Cap Growth Fund” and all references to 1290 Retirement 2060 Fund are deleted and replaced with “1290 Avantis® U.S. Large Cap Growth Fund”.

[1]	As described in a Supplement dated October 24, 2023, at that same special meeting, shareholders of the Fund also approved a “manager‑of‑managers” policy for the Fund.

The Fund operates as a sub‑advised fund that invests directly in U.S. equity securities; the Fund no longer operates as a fund‑of‑funds advised by EIM that invests in Underlying ETFs that, in turn, invest in domestic and international equity securities and fixed income investments.

The Fund offers Class I shares and Class A shares for sale.

The section of the Fund’s Summary Prospectus and Prospectus entitled “About the Funds — 1290 Retirement 2060 Fund — Class A (TNRAX); Class T (TNRCX); Class I (TNXIX); Class R (TNXRX) Shares — Investment Objective” is deleted in its entirety and replaced with the following information:

Investment Objective: Seeks to provide long-term growth of capital.

The section of the Fund’s Summary Prospectus and Prospectus entitled “About the Funds — 1290 Retirement 2060 Fund — Class A (TNRAX); Class T (TNRCX); Class I (TNXIX); Class R (TNXRX) — Fees and Expenses of the Fund” is deleted in its entirety and replaced with the following information:

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in 1290 Funds’ funds. More information about these and other discounts is available from your financial professional and in the “How Sales Charges are Calculated” and “Ways to Reduce or Eliminate Sales Charges” sections of the Fund’s Prospectus, and the “Purchase, Redemption and Pricing of Shares” section of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
1290 Avantis® U.S. Large Cap Growth Fund	Class A Shares	Class T Shares	Class I Shares	Class R Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	2.50%	None	None
Maximum contingent deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	1.00%[1]	None	None	None
Maximum account fee (deducted from accounts with a balance of less than $1,000)	$25	$25	$25	$25

[1]	On shares purchased without an initial sales charge and redeemed within 12 months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
1290 Avantis® U.S. Large Cap Growth Fund	Class A Shares	Class T Shares	Class I Shares	Class R Shares
Management Fee	0.50%	0.50%	0.50%	0.50%
Distribution and/or Service Fees (12b‑1 fees)	0.25%	0.25%	0.00%	0.50%
Other Expenses	2.25%[2]	2.25%[2]	2.25%	2.25%[2]
Total Annual Fund Operating Expenses[1]	3.00%	3.00%	2.75%	3.25%
Fee Waiver and/or Expense Reimbursement1, [3]	(2.10)%	(2.10)%	(2.10)%	(2.10)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.90%	0.90%	0.65%	1.15%

[1]	Expenses have been restated to reflect current fees in connection with the Fund’s change from a fund‑of‑funds to a fund that invests directly in securities and other instruments.
[2]	Based on estimated amounts for the current fiscal year.
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Pursuant to a contract, Equitable Investment Management, LLC (the “Adviser”) has agreed to make payments or waive its and its affiliates’ management, administrative and other fees to limit the expenses of the Fund through April 30, 2025 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses (other than offering costs), 12b‑1 fees, dividend and interest expenses on securities sold short, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) do not exceed an annual rate of average daily net assets of 0.65% for Class A shares, Class T shares, Class I shares, and Class R shares of the Fund. The Expense

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Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2025. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Fund’s expense ratio, after the reimbursement is taken into account, does not exceed the Fund’s expense cap at the time of the waiver or the Fund’s expense cap at the time of the reimbursement, whichever is lower. The total annual fund operating expense ratios after fee waiver and/or expense reimbursement for Class A shares, Class T shares, and Class R shares, as shown in the table, are higher than the Fund’s expense cap because these ratios include 12b‑1 fees and certain other expenses, as noted above, that are excluded from the Expense Limitation Arrangement.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the periods indicated, that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that the Expense Limitation Arrangement is not renewed. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$637	$1,239	$1,865	$3,544
Class T Shares	$340	$961	$1,607	$3,339
Class I Shares	$66	$653	$1,267	$2,926
Class R Shares	$117	$804	$1,515	$3,405

The section of the Fund’s Summary Prospectus and Prospectus entitled “About the Funds — 1290 Retirement 2060 Fund — Class A (TNRAX); Class T (TNRCX); Class I (TNXIX); Class R (TNXRX) Shares — Investments, Risks, and Performance” is deleted in its entirety and replaced with the following information:

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy

Under normal market conditions, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in securities of large capitalization U.S. companies (or other financial instruments that derive their value from the securities of such companies). For this Fund, large capitalization companies are those companies with market capitalizations at least as large as the smallest company in the Russell 1000® Index (a widely used benchmark of the largest domestic stocks) or companies included in the Russell 1000® Growth Index (a widely used benchmark of the largest domestic growth stocks). Though market capitalizations will change from time to time, as of September 29, 2023, the market capitalization of the smallest company in the Russell 1000® Index was approximately $1.1 billion. To determine whether a company is a U.S. company, the Sub‑Adviser will consider various factors, including where the company is headquartered, where the company’s principal operations are located, where a majority of the company’s revenues are derived, where the company’s principal trading market is located, the country in which the company was legally organized, and whether the company is in the Russell 1000® Index.

The Fund invests primarily in common stocks issued by large capitalization U.S. companies. The Fund seeks to invest in securities of growth companies commonly identified by their relatively low book/price ratio or by their membership in the Russell 1000® Growth Index and that the Sub‑Adviser expects to have higher returns The Fund normally invests across a range of market sectors and industry groups. The Fund seeks securities of companies that the Sub‑Adviser expects to have higher returns by placing an enhanced emphasis on securities of companies with more attractive profitability and valuation characteristics. Conversely, the Fund seeks to deemphasize or exclude securities that the Sub‑Adviser expects to have lower returns, such as securities of companies with less attractive profitability and valuation characteristics. To identify companies with more attractive profitability and valuation characteristics, the Sub‑Adviser uses reported and/or estimated company financials and market data including, but not limited to, shares outstanding, book value and its components, cash flows from operations, and accruals. The Sub‑Adviser defines “profitability” mainly as adjusted cash from operations to book value ratio (though other ratios may be considered). The Sub‑Adviser defines “valuation characteristics” mainly as adjusted book/price ratio (though other price to fundamentals ratios may be considered). The Sub‑Adviser may also consider other factors when selecting a security, including its industry classification, its past performance relative to other eligible securities, its liquidity, its float, and tax, governance or cost considerations, among other factors. To determine the weight of a security within the portfolio, the Sub‑Adviser

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uses the market capitalization of the security relative to that of other eligible securities as a baseline and then overweights or underweights the security based on the Sub‑Adviser’s consideration of the characteristics described above. The Sub‑Adviser may deemphasize or dispose of a security if it no longer has the desired market capitalization, profitability, or valuation characteristics. When determining whether to deemphasize or dispose of a security, the Sub‑Adviser will also consider, among other things, relative past performance, costs, and taxes. The Sub‑Adviser will review the criteria for inclusion in the portfolio on a regular basis to maintain a focus on the desired set of large capitalization U.S. companies.

The Fund is non‑diversified, which means that it may invest a greater portion of its assets in the securities of one or more issuers and may invest overall in a smaller number of issuers than a diversified fund.

The Sub‑Adviser continually analyzes market and financial data to make buy, sell, and hold decisions. When buying or selling a security, the Sub‑Adviser may consider the trade‑off between expected returns of the security and implementation or tax costs of the trade in an attempt to gain trading efficiencies, avoid unnecessary risk, and enhance Fund performance.

Principal Risks

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.

The following risks can negatively affect the Fund’s performance. The most significant risks as of the date of this Prospectus are presented first, followed by additional principal risks in alphabetical order.

Market Risk — The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Fund performance. Securities markets also may experience long periods of decline in value. The value of a security may decline due to factors that are specifically related to a particular company, as well as general market conditions, such as real or perceived adverse economic or political conditions, inflation rates and/or investor expectations concerning such rates, changes in interest rates, recessions, or adverse investor sentiment generally. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Changes in the financial condition of a single issuer can impact a market as a whole.

Geopolitical events, including terrorism, tensions, war or other open conflicts between nations, or political or economic dysfunction within some nations that are global economic powers or major producers of oil, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. World markets, or those in a particular region, may all react in similar fashion to important economic, political or other developments. Events such as environmental and natural disasters or other catastrophes, public health crises (such as epidemics and pandemics), social unrest, and cybersecurity incidents, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. Impacts from climate change may include significant risks to global financial assets and economic growth. The extent and duration of such events and resulting market disruptions could be substantial and could magnify the impact of other risks to the Fund. The value and liquidity of the Fund’s investments may be negatively affected by developments in other countries and regions, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries or regions directly affected.

The U.S. Federal Reserve (“Fed”) has invested or otherwise made available substantial amounts of money to keep credit flowing through short-term money markets and has signaled that it will continue to adjust its operations as appropriate to support short-term money markets. Amid these efforts, concerns about the markets’ dependence on the Fed’s provision of liquidity have grown. Policy changes by the U.S. government and/or the Fed and political and other events within the United States could cause uncertainty in the markets, may affect investor and consumer confidence, and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. A downgrade of the ratings of, or a default on, U.S. government debt obligations, or concerns about the U.S. government’s credit quality in general, could have a substantial negative effect on the U.S. and global economies. High public debt in the United States and other countries creates ongoing systemic and market risks and policymaking uncertainty.

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In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large.

Equity Risk — In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. The Fund may experience a significant or complete loss on its investment in an equity security. In addition, common stock prices may be particularly sensitive to rising interest rates, which increase borrowing costs and the costs of capital.

Large‑Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Non‑Diversified Fund Risk — The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund’s performance will be more vulnerable to changes in market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Newly Repositioned Fund Risk — The Fund may not be successful in implementing its investment strategy, and there can be no assurance that the Fund will grow to or maintain an economically viable size, which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.

Investment Style Risk — The Fund may use a particular style or set of styles — in this case, a “growth” style — to select investments. A particular style may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Fund, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Fund’s share price.

Portfolio Management Risk — The Fund is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Fund. In addition, many processes used in Fund management, including security selection, rely, in whole or in part, on the use of various technologies. The Fund may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Fund.

Large Transaction Risk — A significant percentage of the Fund’s shares may be owned or controlled by the Adviser and its affiliates, other Funds advised by the Adviser (including funds of funds), or other large shareholders. Accordingly, the Fund is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders. These inflows and outflows could negatively affect the Fund’s net asset value and performance.

Portfolio Turnover Risk — High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to the Fund, which may result in higher fund expenses and lower total return.

Sector Risk — From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

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The section of the Fund’s Summary Prospectus and Prospectus entitled “About the Funds — 1290 Retirement 2060 Fund — Class A (TNRAX); Class T (TNRCX); Class I (TNXIX); Class R (TNXRX) Shares — Risk/Return Bar Chart and Table” is amended to delete the two paragraphs below the heading in their entirety and replace them with the following information:

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the past one‑year, five-year and since inception periods through December 31, 2022, compared to the returns of a broad-based securities market index. The return of the broad-based securities market index (and any additional comparative index) shown for the since inception period below is the return of the index since the inception of the share class with the longest history. Past performance (before and after taxes) is not an indication of future performance.

Performance information for the periods prior to November 29, 2023, is that of the Fund when it followed a different investment objective, different principal investment strategy and policies, and was not managed by a Sub‑Adviser. If the Fund had historically been managed using its current investment strategy and policies, the performance of the Fund would have been different. In connection with these changes to the Fund, the Fund’s benchmark index against which the Fund measured its performance, the S&P Target Date 2060+ Index, was replaced with the S&P 500® Index, and the Russell 1000® Growth Index was added as an additional comparative index. The Adviser believes these benchmarks are more relevant to the Fund’s investment strategy and better reflect the markets in which the Fund invests.

Prior to November 29, 2023, the Fund was managed by the Adviser as a fund‑of‑funds under the name “1290 Retirement 2060 Fund” and pursued its investment objective through investments in underlying exchanged-traded funds, which incurred their own operating costs and expenses, including management fees payable to their investment advisers. The Fund’s performance as a fund‑of‑funds reflected the impact of these operating costs and expenses.

The performance results shown in the bar chart do not reflect any account fees, which would reduce the performance results.

Class A shares of the Fund commenced operations on November 29, 2023. Class T and Class R shares of the Fund have not commenced operations.

The section of the Fund’s Summary Prospectus and Prospectus entitled “About the Funds — 1290 Retirement 2060 Fund — Class A (TNRAX); Class T (TNRCX); Class I (TNXIX); Class R (TNXRX) Shares — Risk/Return Bar Chart and Table” is amended to delete the Average Annual Total Returns table in its entirety and replace it with the following information:

Average Annual Total Returns

	One Year	Five Years	Since Inception	Inception Date
1290 Avantis® U.S. Large Cap Growth Fund — Class I Return Before Taxes	–13.93%	5.29%	6.84%	2/27/2017
1290 Avantis® U.S. Large Cap Growth Fund — Class I Return After Taxes on Distributions	–15.03%	4.33%	5.87%	2/27/2017
1290 Avantis® U.S. Large Cap Growth Fund — Class I Return After Taxes on Distributions and Sale of Fund Shares	–7.95%	3.79%	5.02%	2/27/2017
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	–18.11%	9.42%	10.58%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	–29.14%	10.96%	12.86%
S&P Target Date 2060+ Index (reflects no deduction for fees, expenses, or taxes)	–16.01%	5.35%	7.06%

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The section of the Fund’s Summary Prospectus and Prospectus entitled “About the Funds — 1290 Retirement 2060 Fund — Class A (TNRAX); Class T (TNRCX); Class I (TNXIX); Class R (TNXRX) Shares — Who Manages the Fund” is deleted in its entirety and replaced with the following information:

Investment Adviser: Equitable Investment Management, LLC (the “Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Fund’s Sub‑Adviser are:

Name	Title	Date Began Managing the Fund
Kenneth T. Kozlowski, CFP® , CLU, ChFC	Executive Vice President and Chief Investment Officer of the Adviser	March 2017
Alwi Chan, CFA®	Senior Vice President and Deputy Investment Officer of the Adviser	March 2017

Sub‑Adviser: American Century Investment Management, Inc. (“American Century”)

Portfolio Managers: The individuals jointly and primarily responsible for the securities selection, research and trading for the Fund are:

Name	Title	Date Began Managing the Fund
Eduardo Repetto	Chief Investment Officer of Avantis Investors, a portfolio management unit of American Century	November 2023
Mitchell Firestein	Senior Portfolio Manager of Avantis Investors, a portfolio management unit of American Century	November 2023
Daniel Ong	Senior Portfolio Manager of Avantis Investors, a portfolio management unit of American Century	November 2023
Ted Randall	Senior Portfolio Manager of Avantis Investors, a portfolio management unit of American Century	November 2023
Matthew Dubin	Portfolio Manager of Avantis Investors, a portfolio management unit of American Century	November 2023

The Adviser is responsible for overseeing Sub‑Advisers and recommending their hiring, termination and replacement to the Board of Trustees. The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub‑Advisers for the Fund and enter into and amend sub‑advisory agreements on behalf of the Fund subject to the approval of the Board of Trustees and without obtaining shareholder approval. The Adviser may not enter into a sub‑advisory agreement on behalf of the Fund with an “affiliated person” of the Adviser unless the sub‑advisory agreement is approved by the Fund’s shareholders. The relief does not extend to any increase in the advisory fee paid by the Fund to the Adviser; any such increase would be subject to shareholder approval.

The section of the Fund’s Prospectus entitled “More information on fees and expenses — Advisory Fees” is amended to add the following information:

The Sub‑Adviser for the 1290 Avantis® U.S. Large Cap Growth Fund is paid by the Adviser. Changes to the sub‑advisory fees may be negotiated, which could result in an increase or decrease in the amount of the advisory fee retained by the Adviser, without shareholder approval.

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A discussion of the basis for the decision by the Board of Trustees to approve the investment sub‑advisory agreement with respect to the 1290 Avantis® U.S. Large Cap Growth Fund will be available in the 1290 Funds’ Annual Report to Shareholders for the period ended October 31, 2023.

The section of the Fund’s Prospectus entitled “More information on fees and expenses — Expense Limitation Agreement” is amended to indicate that the Expense Limitation Agreement with respect to the 1290 Avantis® U.S. Large Cap Growth Fund is in effect through April 30, 2025 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement).

The section of the Fund’s Prospectus entitled “More information on strategies and risks — Changes in Investment Objectives and Principal Investment Strategies” is amended to add the following information:

The 1290 Avantis® U.S. Large Cap Growth Fund seeks to provide long-term growth of capital.

The section of the Fund’s Prospectus entitled “More information on strategies and risks — Strategies” is amended to add the following information:

80% Policy

The 1290 Avantis® U.S. Large Cap Growth Fund has a non‑fundamental investment policy that, under normal market conditions, it will invest at least 80% of its net assets, plus borrowings for investment purposes, in securities of large capitalization U.S. companies (or other financial instruments that derive their value from the securities of such companies). The policy is subject to change only upon at least sixty (60) days’ prior notice to shareholders of the Fund. The 80% investment requirement is applied at the time the Fund invests its assets. If, subsequent to an investment by the Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner consistent with bringing the Fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the 80% policy.

The 1290 Avantis® U.S. Large Cap Growth Fund’s Sub‑Adviser has complete discretion to select portfolio securities for the Fund’s assets (or portion thereof), subject to the Fund’s investment objective, restrictions and policies and other parameters that may be developed from time to time by the Adviser. In selecting investments, the Sub‑Adviser uses its proprietary investment strategies, which are summarized above in the section “About the Funds — Investments, Risks, and Performance” for the Fund.

Active Management Strategies

The 1290 Avantis® U.S. Large Cap Growth Fund utilizes active management strategies pursuant to which the Sub‑Adviser has complete discretion to select portfolio securities for its portion of the Fund’s assets, subject to the Fund’s investment objectives, restrictions and policies and other parameters that may be developed from time to time by the Adviser. In selecting investments, the Sub‑Adviser uses its proprietary investment strategies, which are summarized above in the section “About the Funds — Investments, Risks, and Performance — Principal Investment Strategy” for the Fund.

The section of the Fund’s Prospectus entitled “More information on strategies and risks — Benchmarks” is amended to add the following information:

Russell 1000® Growth Index measures the performance of those Russell 1000® Index companies with higher price‑to‑book ratios and higher forecasted growth values. It is market-capitalization weighted.

Russell 1000® Index measures the performance of approximately 1,000 of the largest companies in the Russell 3000® Index and represents approximately 92% of the total market capitalization of the Russell 3000® Index. It is market-capitalization weighted.

Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. It is market-capitalization weighted.

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Standard & Poor’s 500® Composite Price Index (S&P 500® Index) is a weighted index of common stocks of 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. The index is capitalization-weighted, thereby giving greater weight to companies with the largest market capitalizations.

The section of the Fund’s Prospectus entitled “Management of the Funds” is amended to add the following information:

The Adviser provides or oversees the provision of all investment advisory, portfolio management, and administrative services to the 1290 Avantis® U.S. Large Cap Growth Fund. The Adviser has supervisory responsibility for the management and investment of the 1290 Avantis® U.S. Large Cap Growth Fund’s assets and develops the investment objectives and investment policies for the Fund. The Adviser also has full discretion to make all determinations with respect to the investment of the 1290 Avantis® U.S. Large Cap Growth Fund’s assets that are not then managed by a Sub‑Adviser. As further discussed below, the Adviser’s management responsibilities with respect to the 1290 Avantis® U.S. Large Cap Growth Fund include the selection and monitoring of Sub‑Advisers.

The Adviser is responsible for overseeing Sub‑Advisers for the 1290 Avantis® U.S. Large Cap Growth Fund and recommending their hiring, termination and replacement to 1290 Funds’ Board of Trustees. The Adviser selects Sub‑Advisers to manage the 1290 Avantis® U.S. Large Cap Growth Fund’s assets by utilizing a due diligence process covering a number of key factors which include, but are not limited to, the Sub‑Adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other Sub‑Advisers, if any, retained for other allocated portions of the Fund.

The Adviser plays an active role in monitoring the 1290 Avantis® U.S. Large Cap Growth Fund and the Sub‑Adviser and uses portfolio analytics systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. The Adviser also monitors the Sub‑Adviser’s portfolio management team to determine whether its investment activities remain consistent with the 1290 Avantis® U.S. Large Cap Growth Fund’s investment style and objectives.

Beyond performance analysis, the Adviser monitors significant changes that may impact the Sub‑Adviser’s overall business. The Adviser monitors continuity in the Sub‑Adviser’s operations and changes in investment personnel and senior management. The Adviser performs due diligence reviews with the Sub‑Adviser no less frequently than annually.

The Adviser obtains detailed, comprehensive information concerning Fund and Sub‑Adviser performance and Fund operations that is used to supervise and monitor the Sub‑Adviser and Fund operations. The Adviser has a team responsible for conducting ongoing investment reviews with the Sub‑Adviser and for developing the criteria by which performance is measured.

The Adviser selects Sub‑Advisers from a pool of candidates, including its affiliates, to manage the 1290 Avantis® U.S. Large Cap Growth Fund. The Adviser may hire, terminate and replace Sub‑Advisers and amend sub‑advisory agreements subject to the approval of 1290 Funds’ Board of Trustees. The Adviser also may allocate the 1290 Avantis® U.S. Large Cap Growth Fund’s assets to additional Sub‑Advisers subject to the approval of 1290 Funds’ Board of Trustees and has discretion to allocate the Fund’s assets among its current Sub‑Advisers. The Adviser recommends Sub‑Advisers for the 1290 Avantis® U.S. Large Cap Growth Fund to 1290 Funds’ Board of Trustees based upon its continuing quantitative and qualitative evaluation of each Sub‑Adviser’s skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a Sub‑Adviser, and the Adviser does not expect to recommend frequent changes of Sub‑Advisers.

If the Adviser hires, terminates or replaces a Sub‑Adviser to the 1290 Avantis® U.S. Large Cap Growth Fund or adjusts the asset allocation among Sub‑Advisers to the Fund, the Fund may experience a period of transition during which the securities held in the Fund may be repositioned in connection with the change in Sub‑Adviser. The 1290 Avantis® U.S. Large Cap Growth Fund may not pursue its principal investment strategies during such a transition period and may incur increased brokerage commissions and other transaction costs in connection with the change. Generally, transitions may be implemented before or after the effective date of the new Sub‑Adviser’s appointment as a sub‑adviser to the Fund, and may be completed in several days to several weeks, depending on the particular circumstances of the transition. In addition, the past performance of the 1290 Avantis® U.S. Large Cap Growth Fund is not an indication of future performance. This may be particularly true for the Fund, which has undergone a change from a fund of funds structure to a sub‑advised structure.

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The Adviser’s investment personnel are primarily responsible for the selection, monitoring and oversight of the 1290 Avantis® U.S. Large Cap Growth Fund’s Sub‑Adviser:

Kenneth T. Kozlowski, CFP®, ChFC, CLU has served as Executive Vice President and Chief Investment Officer of the Adviser since June 2022, as Executive Vice President and Chief Investment Officer of EIM since June 2012, and as Signatory Officer of Equitable Financial since November 2021. He has been an employee of Equitable Financial since 1999.

Alwi Chan, CFA® has served as Senior Vice President and Deputy Chief Investment Officer of the Adviser since June 2022 and as Senior Vice President and Deputy Chief Investment Officer of EIM since June 2012. He has been an employee of Equitable Financial since 1999.

The Adviser has been granted relief from the SEC that permits the Adviser, subject to the approval of 1290 Funds’ Board of Trustees, to hire, terminate and replace Sub‑Advisers and to amend the sub-advisory agreements between the Adviser and the Sub‑Advisers without obtaining shareholder approval. If a new Sub‑Adviser is retained for the Fund, shareholders will receive notice of such action. However, the Adviser may not enter into a sub‑advisory agreement on behalf of the Fund with an “affiliated person” of the Adviser (as that term is defined in the 1940 Act) (“Affiliated Sub‑Adviser”), such as AllianceBernstein L.P., unless the sub‑advisory agreement with the Affiliated Sub‑Adviser, including compensation, is also approved by the Fund’s shareholders. The relief does not extend to any increase in the advisory fee paid by the Fund to the Adviser; any such increase would be subject to the approval of the Fund’s shareholders.

The Sub‑Adviser

For the 1290 Avantis® U.S. Large Cap Growth Fund, investments are selected by a Sub‑Adviser. The following describes the sub‑advised Fund’s Sub‑Adviser and portfolio managers and each portfolio manager’s business experience. Information about the portfolio managers’ compensation, other accounts they manage and their ownership of securities of the Fund is available in 1290 Funds’ SAI. The Sub‑Adviser is subject to the oversight of the Adviser.

American Century Investment Management, Inc. (“American Century”), 4500 Main Street, Kansas City, Missouri 64111, serves as the Sub‑Adviser to the 1290 Avantis® U.S. Large Cap Growth Fund. Avantis Investors® is a division of American Century. As of September 30, 2023, American Century’s total assets under management were approximately $207.8 billion.

Eduardo Repetto, Mitchell Firestein, Daniel Ong, Ted Randall and Matthew Dubin are jointly and primarily responsible for the investment decisions for the 1290 Avantis® U.S. Large Cap Growth Fund.

Eduardo Repetto, Ph.D., Chief Investment Officer of Avantis Investors, joined Avantis Investors in 2019. Prior to joining Avantis Investors, he served in investment management roles at Dimensional Fund Advisors (“DFA”) from 2000 to 2017, including as co‑chief executive officer from 2010 to 2017, co‑chief investment officer from 2014 to 2017 and chief investment officer from 2007 to 2014. He has a Diploma de Honor in civil engineering from the Universidad de Buenos Aires, a master’s degree in engineering from Brown University and a Ph.D. in aeronautics from the California Institute of Technology.

Mitchell Firestein, Senior Portfolio Manager, joined Avantis Investors in 2019. Prior to joining Avantis Investors, he served in investment management roles at DFA from 2005 to 2019, including as a senior portfolio manager and vice president in 2019 and as a portfolio manager from 2014 to 2018. He has a bachelor’s degree in finance and management from Tulane University.

Daniel Ong, Senior Portfolio Manager, joined Avantis Investors in 2019. Prior to joining Avantis Investors, he served as a senior portfolio manager and vice president at DFA from 2005 to 2019. He has a bachelor’s degree in economics from the University of California, Irvine and an MBA in finance and accounting from the University of Chicago Booth School of Business. He is a CFA charterholder.

Ted Randall, Senior Portfolio Manager, joined Avantis Investors in 2019. Prior to joining Avantis Investors, he was president and founder of Pro‑Value Construction Services, Inc. from 2016 to 2018. From 2001 to 2015, he served in investment management roles at DFA, including as a portfolio manager and vice president from 2008 to 2015. He has

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a bachelor’s degree in business administration with a concentration in finance from the University of Southern California and a master’s degree in business administration from the Anderson School of Management at the University of California, Los Angeles.

Matthew Dubin, portfolio manager, joined Avantis Investors in 2021 and brings several years of experience in asset management from his time at DFA. At DFA, he was an investment associate, and in this role he managed multiple International, Emerging Market, and Global REIT portfolios. He holds a Bachelor of Business Administration with a concentration in finance from The University of Michigan’s Ross School of Business.

The section of the Fund’s Prospectus entitled “Management of the Funds — Conflicts of Interest” is amended to add the following information:

Certain Conflicts Related to the Use of Sub‑Advisers

The Adviser is subject to certain conflicts of interest in connection with recommending the appointment and continued service of Sub‑Advisers. Since the Adviser pays fees to the Sub‑Advisers from the advisory fees that it earns from a Fund, any increase or decrease in the sub‑advisory fees negotiated with proposed or current Sub‑Advisers will result in a corresponding decrease or increase, respectively, in the amount of the advisory fees retained by the Adviser. If the Adviser is affiliated with a Sub‑Adviser, the Adviser will benefit not only from the net advisory fee the Adviser retains, but also from the sub‑advisory fee paid by the Adviser to the affiliated Sub‑Adviser. The Adviser or its Affiliates also may have distribution relationships with certain Sub‑Advisers or their affiliates under which the Sub‑Advisers or their affiliates distribute or support the distribution of investment products issued or sold by the Adviser or its Affiliates, which could financially benefit the Adviser and its Affiliates or provide an incentive to the Adviser in selecting one Sub‑Adviser over another or a disincentive for the Adviser to recommend the termination of such Sub‑Advisers. In addition, the Adviser’s and/or its Affiliates’ other existing or potential business relationships (e.g., distribution, sub‑administration, or custody arrangements), including with Sub‑Advisers and/or their affiliates, or other financial or personal relationships or investments or other interests, could influence the Adviser’s selection and retention or termination of Sub‑Advisers as well as sub‑advisory or other fee negotiations.

The Adviser may allocate a Fund’s assets among multiple Sub‑Advisers. While the Adviser seeks to allocate a Fund’s assets among the Fund’s Sub‑Advisers in a manner that it believes is consistent with achieving the Fund’s investment objective(s), the Adviser is subject to conflicts of interest in allocating the Fund’s assets among Sub‑Advisers, including affiliated Sub‑Advisers, if any, because the Adviser pays different fees to the Sub‑Advisers and due to other factors that could impact the Adviser’s and/or its Affiliates’ revenues and/or profits.

The aggregation of assets of multiple Funds or other funds or accounts for purposes of calculating breakpoints in sub‑advisory fees may create an incentive for the Adviser to select Sub‑Advisers where the selection may serve to lower a sub‑advisory fee and possibly increase the advisory fee retained by the Adviser or may provide a disincentive for the Adviser to recommend the termination of a Sub‑Adviser from a Fund if the termination may cause the sub‑advisory fee payable by the Adviser to increase on a Fund or other fund or account that aggregates its assets with the Fund. The aggregation of assets, or the potential to aggregate assets, also may influence the Adviser’s and/or its Affiliates’ sub‑advisory or other fee negotiations.

The Adviser is a fiduciary for the shareholders of the Funds and must put their interests ahead of its own interests (or the interests of its Affiliates). When recommending the appointment or continued service of a Sub‑Adviser, consistent with its fiduciary duties, the Adviser relies primarily on the qualitative and quantitative factors described in detail in this Prospectus.

Furthermore, the range of activities, services, and interests of a Sub‑Adviser may give rise to actual, potential and/or perceived conflicts of interest that could disadvantage the Fund that it sub‑advises and the Fund’s shareholders. In addition, a Sub‑Adviser’s portfolio managers may manage multiple funds and accounts for multiple clients. In addition to one or more Funds, these funds and accounts may include, for example, other mutual funds, separate accounts, collective trusts, and offshore funds. Managing multiple funds and accounts may give rise to actual or potential conflicts of interest, including, for example, conflicts among investment strategies, conflicts in the allocation of limited investment opportunities, and conflicts in the aggregation and allocation of securities trades. In addition, a Sub‑Adviser’s portfolio managers may manage or advise funds or accounts with different fee rates and/or fee structures, including performance-based fee arrangements. Differences in

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fee arrangements may create an incentive for a portfolio manager to favor higher‑fee funds or accounts. Each Sub‑Adviser has adopted practices, policies and procedures that are intended to identify, monitor, and mitigate conflicts of interest. There is no assurance, however, that a Sub‑Adviser’s practices, policies and procedures will be effective, and a Sub‑Adviser’s practices, policies and procedures also may limit the investment activities of the Fund that it sub‑advises and affect the Fund’s performance. Please see the Fund’s Statement of Additional Information for a further discussion of Sub‑Adviser conflicts of interest.

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